Exhibit 24.1
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation, with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint CHARLES W. BURSON, MICHAEL D. BRYAN, SONYA M. DAVIS or MICHAEL L. DECAMP, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign a registration statement on Form S-8 covering the registration of securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan, and any amendments or post-effective amendments to such registration statement and documents in connection therewith, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 20th of June, 2001.


         /s/ Hendrik A. Verfaillie                  /s/ Frank V. AtLee III
------------------------------------------   -----------------------------------
Hendrik A. Verfaillie, Chief Executive         Frank V. AtLee III, Director
Officer and Director (Principal Executive
Officer)


         /s/ Hakan Astrom                         /s/ Christopher J. Coughlin
------------------------------------------  ------------------------------------
Hakan Astrom, Director                        Christopher J. Coughlin, Director


         /s/ Michael Kantor                       /s/ Gwendolyn S. King
------------------------------------------ -------------------------------------
Michael Kantor, Director                         Gwendolyn S. King, Director


         /s/ C. Steven McMillan                  /s/ William U, Parfet
-----------------------------------------  -------------------------------------
C. Steven McMillan, Director                    William U. Parfet, Director


         /s/ John S. Reed                       /s/ Terrell K. Crews
-----------------------------------------  -------------------------------------
John S. Reed, Director                     Terrell K. Crews, Executive Vice
                                           President and Chief Financial Officer
                                           (Principal Financial Officer)
         /s/ Curt Tomlin
-----------------------------------------
Curt Tomlin, Vice President and
Controller, (Principal Accounting
Officer)